UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-03386)

Exact name of registrant as specified in charter:	Putnam Global Health Care Fund

Address of principal executive offices:	100 Federal Street, Boston, Massachusetts 02110

Name and address of agent for service:	Robert T. Burns, Vice President 100 Federal Street Boston, Massachusetts 02110

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	August 31, 2019

Date of reporting period:	September 1, 2018 — February 28, 2019

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

IMPORTANT NOTICE: Beginning on January 1, 2021, reports like this one will no longer automatically be sent by mail. See inside for more information.

Putnam Investments

Putnam Global Health Care Fund

Semiannual report
2 | 28 | 19

This **global sector fund** invests in stocks of health-care companies worldwide.

FUND SYMBOL
CLASS A
PHSTX

Putnam
Global Health Care
Fund

Semiannual report
2 | 28 | 19

IMPORTANT NOTICE: Delivery of paper fund reports

In accordance with regulations adopted by the Securities and Exchange Commission, beginning on January 1, 2021, reports like this one will no longer be sent by mail unless you specifically request it. Instead, they will be on Putnam’s website, and you will be notified by mail whenever a new one is available, and provided with a website link to access the report.

If you wish to stop receiving paper reports sooner, or if you wish to continue to receive paper reports free of charge after January 1, 2021, please see the back cover or insert for instructions. If you invest through a bank or broker, your choice will apply to all funds held in your account. If you invest directly with Putnam, your choice will apply to all Putnam funds in your account.

If you already receive these reports electronically, no action is required.

Message from the Trustees

April 4, 2019

Dear Fellow Shareholder:

If there is any lesson to be learned from constantly changing financial markets, it is the importance of positioning your investment portfolio for your long-term goals. We believe that one strategy is to diversify across different asset classes and investment approaches.

We also believe your mutual fund investment offers a number of advantages, including constant monitoring by experienced investment professionals who maintain a long-term perspective. Putnam’s portfolio managers and analysts take a research-intensive approach that includes risk management strategies designed to serve you through changing conditions.

Another key strategy, in our view, is seeking the counsel of a financial advisor. For over 80 years, Putnam has recognized the importance of professional investment advice. Your financial advisor can help in many ways, including defining and planning for goals such as retirement, evaluating the level of risk appropriate for you, and reviewing your investments on a regular basis and making adjustments as necessary.

As always, your fund’s Board of Trustees remains committed to protecting the interests of Putnam shareholders like you, and we thank you for investing with Putnam.

For investors seeking growth potential, the health-care sector offers many opportunities. It spans a wide range of industries, each with a unique set of advantages. Health care is also a complex and rapidly changing sector, which means fundamental research and specialized expertise are critical for selecting stocks.

The fund is managed by an experienced health-care sector analyst

2 Global Health Care Fund

The fund’s manager and analysts conduct rigorous research to find promising stocks across an array of industries worldwide

A time-tested track record

Since 1982, Putnam Global Health Care Fund has sought to capitalize on the growth potential of stocks in the health-care sector. The fund invests in businesses at different stages of growth, from small, rapidly growing companies to large, established global corporations.

Global Health Care Fund 3

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See below and pages 9–11 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

* The fund’s benchmark, the MSCI World Health Care Index (ND), was introduced on 1/1/01, which post-dates the inception of the fund’s class A shares.

† Returns for the six-month period are not annualized, but cumulative.

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 2/28/19. See above and pages 9–11 for additional fund performance information. Index descriptions can be found on pages 14–15.

4 Global Health Care Fund

How was the environment for health-care investing during the reporting period?

This was a difficult period for stocks in almost every sector and region worldwide, but stocks in the health-care sector performed better than the broader market. September 2018 was the start of the period — and also the start of turbulence that would plague stock markets through the end of 2018. In mid-October, for the second time in 2018, major U.S. market indexes experienced a correction — a drop of more than 10% from a recent high. Stocks struggled as investors became concerned about issues that had been risks for a while. These included rising interest rates, slowing economies in China and Europe, and the escalating U.S.–China trade conflict.

The final two months of the period, however, brought an impressive rebound for stocks. The S&P 500 Index, for example, saw its strongest January performance in three decades. Solid corporate earnings reports and a decision by the Federal Reserve to hold interest rates steady contributed to the advance. For health-care stocks, the volatile months in 2018 had the greatest impact on the biotechnology industry, while stocks of managed care and large

Global Health Care Fund 5

Allocations are shown as a percentage of the fund’s net assets as of 2/28/19. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the information in the portfolio schedule notes included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, and rounding. Holdings and allocations may vary over time.

This table shows the fund’s top 10 holdings by percentage of the fund’s net assets as of 2/28/19. Short-term investments and derivatives, if any, are excluded. Holdings may vary over time.

6 Global Health Care Fund

pharmaceutical companies, which are viewed as defensive, performed better.

How did the fund perform in this environment?

For this challenging six-month period, the fund posted a slight decline of –0.49%. The fund held up slightly better than its benchmark, the MSCI World Health Care Index [ND], which posted a decline of –0.92%. The greatest challenge for fund performance was volatility, particularly in areas such as biotechnology — an industry that tends to struggle when investors are trying to avoid risk. It is worth noting that the broader world stock markets, as measured by the MSCI World Index [ND], declined more than 3% for the period.

Could you provide some examples of stocks that helped the fund’s performance?

The top contributor for the period was our investment in Danaher, a health-care equipment and supplies company that specializes in products for testing and diagnosis. The biggest boost to its recent performance came from the announcement, in February 2019, that it will acquire the biopharma business of GE Life Sciences. Investors responded positively to this development, which we believe will be good for Danaher for a number of reasons. The new business will diversify the company’s product line and should lead to higher revenues and earnings growth, in our view. We also believe the company has solid management and a strong balance sheet.

Also boosting performance was Mirati Therapeutics, a biotechnology company specializing in cancer treatments. Mirati’s stock performed well as the company appeared to make progress in clinical trials with lung cancer patients. One of Mirati’s lead drug candidates has shown, in our view, promising pre-clinical data for patients affected by KRAS — a difficult-to-treat mutation in certain types of cancer.

Sometimes the companies we choose to avoid are just as important as those we own in the portfolio. During this reporting period, fund performance was helped by our decision to not own CVS Health or Allergan, two underperforming stocks that are part of the fund’s benchmark.

Could you discuss some holdings that did not perform well for the period?

Our investment in Jazz Pharmaceuticals was the top detractor from performance for the period. A few issues contributed to the stock’s weakness, including third-quarter financial results that were below expectations and a delay in the FDA review of one of the company’s key pipeline drugs. We continued to hold Jazz in the portfolio at the close of the period. We believe Jazz offers an undervalued pipeline of products with promising growth potential. However, we reduced the size of our investment due to the challenges Jazz faces in a more competitive environment.

Another disappointment was The Medicines Company, a biotechnology firm that specializes in treatments used in acute care settings. This is a small, early-stage company that felt the effects of the stock market turbulence, especially as investors fled to larger, more established companies. Despite the stock’s recent weakness, we continue to own it in the portfolio, as we believe it offers an attractive risk/reward profile.

Also dampening fund performance was Bayer, a diversified health-care company based in Germany whose stock declined as investors continued to be concerned about its merger with Monsanto, a U.S. agrochemical company.

Global Health Care Fund 7

By period-end, we had reduced the fund’s position in Bayer.

What is your outlook for the coming months?

For larger, established companies in the health-care sector, we believe issues related to drug pricing and reimbursement remain a key challenge. Companies offering the greatest growth potential, in our view, are those that have innovative products or services that target unmet medical needs. In this respect, we remain quite optimistic about the prospects for health-care sector investing.

We believe the sector’s appetite for innovation — and for acquiring companies with groundbreaking products — has never been greater. In addition, the FDA has been quite accommodative, in our view, of companies of all sizes developing breakthrough drugs and treatments. We continue to see impressive examples of innovation in oncology, neurology, and orphan diseases — which are rare conditions that affect a relatively small number of people.

Thank you, Mike, for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

This chart shows how the fund’s top weightings have changed over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

8 Global Health Care Fund

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended February 28, 2019, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R and Y shares are not available to all investors. See the Terms and definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 2/28/19

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year	6 months
Class A (5/28/82)
Before sales charge	11.57%	262.97%	13.76%	39.78%	6.93%	27.41%	8.41%	7.36%	–0.49%
After sales charge	11.40	242.10	13.09	31.74	5.67	20.09	6.29	1.19	–6.22
Class B (3/1/93)
Before CDSC	11.33	241.83	13.08	34.61	6.12	24.58	7.60	6.57	–0.85
After CDSC	11.33	241.83	13.08	33.40	5.93	22.34	6.95	1.83	–5.25
Class C (7/26/99)
Before CDSC	11.35	236.72	12.91	34.62	6.13	24.58	7.60	6.56	–0.87
After CDSC	11.35	236.72	12.91	34.62	6.13	24.58	7.60	5.59	–1.77
Class M (7/3/95)
Before sales charge	10.96	245.22	13.19	36.31	6.39	25.52	7.87	6.82	–0.74
After sales charge	10.85	233.14	12.79	31.54	5.64	21.12	6.60	3.08	–4.21
Class R (1/21/03)
Net asset value	11.30	253.96	13.47	38.05	6.66	26.47	8.14	7.10	–0.61
Class Y (4/4/00)
Net asset value	11.72	272.06	14.04	41.53	7.19	28.38	8.68	7.62	–0.36

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 5.75% and 3.50% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance reflects conversion to class A shares after eight years.

Class C share performance reflects conversion to class A shares after 10 years.

Global Health Care Fund 9

Comparative index returns For periods ended 2/28/19

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year	6 months
MSCI World Health
Care Index (ND)	—*	288.81%	14.54%	43.48%	7.49%	34.89%	10.49%	8.97%	–0.92%

Index results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* The fund’s benchmark, the MSCI World Health Care Index (ND), was introduced on 1/1/01, which post-dates the inception of the fund’s class A shares.

Fund price and distribution information For the six-month period ended 2/28/19

Distributions	Class A		Class B	Class C	Class M		Class R	Class Y
Number	1		1	1	1		1	1
Income	$0.034		—	—	—		—	$0.169
Capital gains
Long-term gains	2.602		$2.602	$2.602	$2.602		$2.602	2.602
Short-term gains	0.485		0.485	0.485	0.485		0.485	0.485
Total	$3.121		$3.087	$3.087	$3.087		$3.087	$3.256
	Before	After	Net	Net	Before	After	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value
8/31/18	$54.00	$57.29	$31.90	$40.29	$42.00	$43.52	$50.40	$57.97
2/28/19	50.16	53.22	28.10	36.41	38.16	39.54	46.56	54.03

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares and 3.50% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

10 Global Health Care Fund

Fund performance as of most recent calendar quarter Total return for periods ended 3/31/19

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year	6 months
Class A (5/28/82)
Before sales charge	11.57%	243.85%	13.15%	44.74%	7.68%	25.72%	7.93%	10.18%	–1.02%
After sales charge	11.39	224.08	12.48	36.42	6.41	18.49	5.82	3.84	–6.71
Class B (3/1/93)
Before CDSC	11.33	223.89	12.47	39.38	6.87	22.92	7.12	9.35	–1.41
After CDSC	11.33	223.89	12.47	38.13	6.67	20.71	6.48	4.49	–5.79
Class C (7/26/99)
Before CDSC	11.34	218.99	12.30	39.41	6.87	22.91	7.12	9.36	–1.39
After CDSC	11.34	218.99	12.30	39.41	6.87	22.91	7.12	8.37	–2.29
Class M (7/3/95)
Before sales charge	10.95	227.15	12.58	41.18	7.14	23.88	7.40	9.65	–1.25
After sales charge	10.84	215.70	12.18	36.24	6.38	19.54	6.13	5.81	–4.71
Class R (1/21/03)
Net asset value	11.29	235.40	12.86	42.92	7.40	24.78	7.66	9.91	–1.16
Class Y (4/4/00)
Net asset value	11.71	252.59	13.43	46.56	7.94	26.68	8.20	10.47	–0.90

See the discussion following the fund performance table on page 9 for information about the calculation of fund performance.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class Y
Total annual operating expenses for the
fiscal year ended 8/31/18	1.08%	1.83%	1.83%	1.58%	1.33%	0.83%
Annualized expense ratio for the
six-month period ended 2/28/19	1.08%	1.83%	1.83%	1.58%	1.33%	0.83%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

Global Health Care Fund 11

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 9/1/18 to 2/28/19. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y
Expenses paid per $1,000*†	$5.34	$9.04	$9.04	$7.81	$6.58	$4.11
Ending value (after expenses)	$995.10	$991.50	$991.30	$992.60	$993.90	$996.40

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 2/28/19. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 2/28/19, use the following calculation method. To find the value of your investment on 9/1/18, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y
Expenses paid per $1,000*†	$5.41	$9.15	$9.15	$7.90	$6.66	$4.16
Ending value (after expenses)	$1,019.44	$1,015.72	$1,015.72	$1,016.96	$1,018.20	$1,020.68

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 2/28/19. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

12 Global Health Care Fund

Consider these risks before investing

International investing involves currency, economic, and political risks. Emerging-market securities carry illiquidity and volatility risks. Investments in small and/or midsize companies increase the risk of greater price fluctuations. The health care industries may be affected by technological obsolescence, changes in regulatory approval policies for drugs, medical devices, or procedures, and changes in governmental and private payment systems. The fund concentrates on a limited group of industries and is non-diversified. Because the fund may invest in fewer issuers than a diversified fund, it is vulnerable to common economic forces and may result in greater losses and volatility. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. The use of short selling may result in losses if the securities appreciate in value. Risks associated with derivatives include increased investment exposure (which may be considered leverage) and, in the case of over-the-counter instruments, the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. Stock prices may fall or fail to rise over time for several reasons, including general financial market conditions, changing market perceptions, changes in government intervention in the financial markets, and factors related to a specific issuer or industry. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings. You can lose money by investing in the fund.

Global Health Care Fund 13

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are closed to new investments and are only available by exchange from another Putnam fund or through dividend and/or capital gains reinvestment. They are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC.

Class R shares are not subject to an initial sales charge or CDSC and are only available to employer-sponsored retirement plans.

Class Y shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

ICE BofAML (Intercontinental Exchange Bank of America Merrill Lynch) U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

MSCI World Health Care Index (ND) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets in the health-care sector. Calculated with net dividends (ND), this total return index reflects the reinvestment of dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties.

MSCI World Index (ND) is an unmanaged index of equity securities from developed countries. Calculated with net dividends (ND), this total return index reflects the reinvestment of dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

ICE Data Indices, LLC (“ICE BofAML”), used with permission. ICE BofAML permits use of the ICE BofAML indices and related data on an “as is” basis; makes no warranties

14 Global Health Care Fund

regarding same; does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the ICE BofAML indices or any data included in, related to, or derived therefrom; assumes no liability in connection with the use of the foregoing; and does not sponsor, endorse, or recommend Putnam Investments, or any of its products or services.

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2018, are available in the Individual Investors section of putnam.com and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of February 28, 2019, Putnam employees had approximately $493,000,000 and the Trustees had approximately $68,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Global Health Care Fund 15

Financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

16 Global Health Care Fund

The fund’s portfolio 2/28/19 (Unaudited)

COMMON STOCKS (97.5%)*	Shares	Value
Biotechnology (14.4%)
AbbVie, Inc.	147,300	$11,672,052
Amgen, Inc.	65,535	12,456,893
AnaptysBio, Inc. † S	61,708	4,249,830
Ascendis Pharma A/S ADR (Denmark) †	71,300	5,192,066
Biogen, Inc. †	100,800	33,063,408
BioMarin Pharmaceutical, Inc. †	73,300	6,835,958
Celgene Corp. †	180,500	15,003,160
Clovis Oncology, Inc. † S	302,357	9,155,370
CSL, Ltd. (Australia)	89,358	12,281,693
Fennec Pharmaceuticals, Inc. †	238,221	1,584,170
Mirati Therapeutics, Inc. † S	86,211	6,276,161
Momenta Pharmaceuticals, Inc. †	515,200	7,259,168
Orchard Therapeutics PLC ADR (United Kingdom) † S	287,600	4,932,340
Regeneron Pharmaceuticals, Inc. †	23,400	10,079,316
Sarepta Therapeutics, Inc. † S	24,000	3,461,760
Seattle Genetics, Inc. †	94,500	7,019,460
Vertex Pharmaceuticals, Inc. †	202,300	38,184,125
		188,706,930
Health-care equipment and supplies (22.4%)
Abbott Laboratories	258,400	20,057,008
Baxter International, Inc.	216,600	16,186,518
Becton Dickinson and Co. (BD)	183,900	45,752,481
Boston Scientific Corp. †	1,083,400	43,466,008
Danaher Corp.	696,800	88,507,536
Edwards Lifesciences Corp. †	60,300	10,208,187
ICU Medical, Inc. †	52,400	12,877,824
Intuitive Surgical, Inc. †	76,300	41,782,643
Penumbra, Inc. † S	18,490	2,471,558
Zimmer Biomet Holdings, Inc.	106,100	13,169,132
		294,478,895
Health-care providers and services (13.4%)
Anthem, Inc.	74,400	22,374,312
Centene Corp. †	98,200	5,979,398
Cigna Corp.	129,300	22,555,092
Fresenius SE & Co. KGaA (Germany)	124,279	6,987,478
Humana, Inc.	10,400	2,964,416
UnitedHealth Group, Inc.	448,300	108,587,226
Universal Health Services, Inc. Class B	47,400	6,580,542
		176,028,464
Life sciences tools and services (2.1%)
Mettler-Toledo International, Inc. †	40,000	27,236,400
		27,236,400
Pharmaceuticals (45.2%)
AstraZeneca PLC (United Kingdom)	514,443	41,888,318
Bayer AG (Germany)	87,558	6,999,382
Bristol-Myers Squibb Co.	688,500	35,567,910
Daiichi Sankyo Co., Ltd. (Japan)	144,700	5,409,455
Eisai Co., Ltd. (Japan)	64,400	5,312,502

Global Health Care Fund 17

COMMON STOCKS (97.5%)* cont.	Shares	Value
Pharmaceuticals cont.
Eli Lilly & Co.	369,800	$46,702,042
GlaxoSmithKline PLC (United Kingdom)	1,357,970	26,970,316
Jazz Pharmaceuticals PLC †	119,584	16,745,348
Johnson & Johnson	467,600	63,892,864
Medicines Co. (The) † S	539,000	13,297,130
Merck & Co., Inc.	1,172,038	95,274,968
Nektar Therapeutics †	162,100	6,571,534
Novartis AG (Switzerland)	782,180	71,348,797
Novo Nordisk A/S Class B (Denmark)	467,745	22,951,013
Pfizer, Inc.	1,235,740	53,569,329
Roche Holding AG (Switzerland)	192,138	53,383,966
Sanofi (France)	258,329	21,596,958
Takeda Pharmaceutical Co., Ltd. (Japan)	154,200	6,182,387
		593,664,219
Total common stocks (cost $989,657,993)		$1,280,114,908

	Expiration	Strike
WARRANTS (—%)* †	date	price	Warrants	Value
Agiliti, Inc.	7/24/22	$11.50	182,450	$91,225
Neuralstem, Inc. Ser. K (acquired 4/20/17,
cost $—) ∆∆	1/9/22	42.00	18,887	—
Total warrants (cost $105,091)				$91,225

	Principal amount/
SHORT-TERM INVESTMENTS (6.0%)*		shares	Value
Putnam Cash Collateral Pool, LLC 2.67% [d]	Shares	40,573,947	$40,573,947
Putnam Short Term Investment Fund 2.58% L	Shares	36,510,692	36,510,692
State Street Institutional U.S. Government Money Market Fund,
Premier Class 2.35% P	Shares	220,000	220,000
U.S. Treasury Bills 2.461%, 7/18/19 ∆		$1,307,000	1,294,825
U.S. Treasury Bills 2.449%, 7/11/19 ∆		263,000	260,685
U.S. Treasury Bills 2.431%, 5/2/19 ∆		194,000	193,201
U.S. Treasury Bills 2.473%, 7/25/19 ∆		134,000	132,692
Total short-term investments (cost $79,186,099)			$79,186,042

TOTAL INVESTMENTS
Total investments (cost $1,068,949,183)	$1,359,392,175

Key to holding’s abbreviations

ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from September 1, 2018 through February 28, 2019 (the reporting period). Within the following notes to the portfolio, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures.

* Percentages indicated are based on net assets of $1,313,488,580.

† This security is non-income-producing.

18 Global Health Care Fund

∆∆ This security is restricted with regard to public resale. The total fair value of this security and any other restricted securities (excluding 144A securities), if any, held at the close of the reporting period was $0, or less than 0.1% of net assets.

∆ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period. Collateral at period end totaled $1,749,267 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 8).

d Affiliated company. See Notes 1 and 5 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

P This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

S Security on loan, in part or in entirety, at the close of the reporting period (Note 1).

At the close of the reporting period, the fund maintained liquid assets totaling $2,083,548 to cover certain derivative contracts.

Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.

The dates shown on debt obligations are the original maturity dates.

DIVERSIFICATION BY COUNTRY ⌂

Distribution of investments by country of risk at the close of the reporting period, excluding collateral received, if any (as a percentage of Portfolio Value):

United States	77.9%	Japan	1.3%
Switzerland	9.5	Germany	1.1
United Kingdom	5.6	Australia	0.9
Denmark	2.1	Total	100.0%
France	1.6

⌂ Methodology differs from that used for purposes of complying with the fund’s policy regarding investments in securities of foreign issuers, as discussed further in the fund’s prospectus.

FORWARD CURRENCY CONTRACTS at 2/28/19 (aggregate face value $155,514,247) (Unaudited)
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type*	date	Value	face value	(depreciation)
Bank of America N.A.
	Euro	Buy	3/20/19	$47,350,744	$47,594,689	$(243,945)
Barclays Bank PLC
	British Pound	Sell	3/20/19	14,428,627	14,113,349	(315,278)
Citibank, N.A.
	Canadian Dollar	Buy	4/17/19	3,639,337	3,643,826	(4,489)
	Danish Krone	Sell	3/20/19	855,777	892,662	36,885
Credit Suisse International
	Japanese Yen	Buy	5/15/19	13,815,055	14,158,853	(343,798)
Goldman Sachs International
	Japanese Yen	Buy	5/15/19	45,624,114	46,893,120	(1,269,006)

Global Health Care Fund 19

FORWARD CURRENCY CONTRACTS at 2/28/19 (aggregate face value $155,514,247) (Unaudited) cont.
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type*	date	Value	face value	(depreciation)
JPMorgan Chase Bank N.A.
	Australian Dollar	Buy	4/17/19	$11,374,088	$11,240,535	$133,553
	Swiss Franc	Sell	3/20/19	12,096,192	12,027,957	(68,235)
State Street Bank and Trust Co.
	Israeli Shekel	Buy	4/17/19	4,977,904	4,949,256	28,648
Unrealized appreciation						199,086
Unrealized (depreciation)						(2,244,751)
Total						$(2,045,665)

* The exchange currency for all contracts listed is the United States Dollar.

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Health care	$1,280,114,908	$—	$—
Total common stocks	1,280,114,908	—	—

Warrants	91,225	—	—
Short-term investments	36,730,692	42,455,350	—
Totals by level	$1,316,936,825	$42,455,350	$—

		Valuation inputs
Other financial instruments:	Level 1	Level 2	Level 3
Forward currency contracts	$—	$(2,045,665)	$—
Totals by level	$—	$(2,045,665)	$—

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

The accompanying notes are an integral part of these financial statements.

20 Global Health Care Fund

Statement of assets and liabilities 2/28/19 (Unaudited)

ASSETS
Investment in securities, at value, including $38,867,308 of securities on loan (Notes 1 and 8):
Unaffiliated issuers (identified cost $991,864,544)	$1,282,307,536
Affiliated issuers (identified cost $77,084,639) (Notes 1 and 5)	77,084,639
Foreign currency (cost $22) (Note 1)	23
Dividends, interest and other receivables	3,067,962
Foreign tax reclaim	2,221,154
Receivable for shares of the fund sold	220,842
Receivable for investments sold	9,357,346
Unrealized appreciation on forward currency contracts (Note 1)	199,086
Prepaid assets	58,051
Total assets	1,374,516,639

LIABILITIES
Payable for investments purchased	15,056,459
Payable for shares of the fund repurchased	784,938
Payable for compensation of Manager (Note 2)	619,817
Payable for custodian fees (Note 2)	24,954
Payable for investor servicing fees (Note 2)	345,619
Payable for Trustee compensation and expenses (Note 2)	490,943
Payable for administrative services (Note 2)	4,774
Payable for distribution fees (Note 2)	509,248
Unrealized depreciation on forward currency contracts (Note 1)	2,244,751
Collateral on securities loaned, at value (Note 1)	40,573,947
Collateral on certain derivative contracts, at value (Notes 1 and 8)	220,000
Other accrued expenses	152,609
Total liabilities	61,028,059

Net assets	$1,313,488,580

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$975,962,248
Total distributable earnings (Note 1)	337,526,332
Total — Representing net assets applicable to capital shares outstanding	$1,313,488,580

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value and redemption price per class A share
($1,178,690,996 divided by 23,498,950 shares)	$50.16
Offering price per class A share (100/94.25 of $50.16)*	$53.22
Net asset value and offering price per class B share ($19,844,462 divided by 706,210 shares)**	$28.10
Net asset value and offering price per class C share ($31,938,642 divided by 877,174 shares)**	$36.41
Net asset value and redemption price per class M share ($10,093,943 divided by 264,498 shares)	$38.16
Offering price per class M share (100/96.50 of $38.16)*	$39.54
Net asset value, offering price and redemption price per class R share
($2,180,259 divided by 46,827 shares)	$46.56
Net asset value, offering price and redemption price per class Y share
($70,740,278 divided by 1,309,213 shares)	$54.03

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Global Health Care Fund 21

Statement of operations Six months ended 2/28/19 (Unaudited)

INVESTMENT INCOME
Dividends (net of foreign tax of $65,032)	$7,207,990
Interest (including interest income of $226,702 from investments in affiliated issuers) (Note 5)	260,284
Securities lending (net of expenses) (Notes 1 and 5)	113,178
Total investment income	7,581,452

EXPENSES
Compensation of Manager (Note 2)	4,029,686
Investor servicing fees (Note 2)	1,063,682
Custodian fees (Note 2)	44,674
Trustee compensation and expenses (Note 2)	27,812
Distribution fees (Note 2)	1,755,775
Administrative services (Note 2)	23,776
Other	238,228
Total expenses	7,183,633
Expense reduction (Note 2)	(7,322)
Net expenses	7,176,311

Net investment income	405,141

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Securities from unaffiliated issuers (Notes 1 and 3)	55,289,568
Foreign currency transactions (Note 1)	(270,431)
Forward currency contracts (Note 1)	(2,293,573)
Written options (Note 1)	(110,866)
Total net realized gain	52,614,698
Change in net unrealized appreciation (depreciation) on:
Securities from unaffiliated issuers	(62,509,778)
Assets and liabilities in foreign currencies	(65,977)
Forward currency contracts	(1,461,734)
Total change in net unrealized depreciation	(64,037,489)

Net loss on investments	(11,422,791)

Net decrease in net assets resulting from operations	$(11,017,650)

The accompanying notes are an integral part of these financial statements.

22 Global Health Care Fund

Statement of changes in net assets

DECREASE IN NET ASSETS	Six months ended 2/28/19*	Year ended 8/31/18
Operations
Net investment income	$405,141	$4,401,174
Net realized gain on investments
and foreign currency transactions	52,614,698	104,272,990
Change in net unrealized appreciation (depreciation)
of investments and assets and liabilities
in foreign currencies	(64,037,489)	3,924,903
Net increase (decrease) in net assets resulting
from operations	(11,017,650)	112,599,067
Distributions to shareholders (Note 1):
From ordinary income
Net investment income
Class A	(766,262)	(6,841,923)
Class B	—	(40,858)
Class C	—	—
Class M	—	(22,076)
Class R	—	(6,757)
Class Y	(213,559)	(551,656)
Net realized short-term gain on investments
Class A	(3,046,582)	(7,721,292)
Class B	(88,273)	(249,301)
Class C	(111,209)	(370,163)
Class M	(33,748)	(82,784)
Class R	(5,965)	(18,020)
Class Y	(170,823)	(426,172)
From net realized long-term gain on investments
Class A	(66,525,507)	(168,602,992)
Class B	(1,927,530)	(5,443,768)
Class C	(2,428,374)	(8,082,928)
Class M	(736,918)	(1,807,672)
Class R	(130,248)	(393,492)
Class Y	(3,730,111)	(9,305,944)
Increase from capital share transactions (Note 4)	7,172,960	42,430,190
Total decrease in net assets	(83,759,799)	(54,938,541)

NET ASSETS
Beginning of period	1,397,248,379	1,452,186,920
End of period (Note 1)	$1,313,488,580	$1,397,248,379

* Unaudited.

The accompanying notes are an integral part of these financial statements.

Global Health Care Fund 23

Financial highlights (For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS					RATIOS AND SUPPLEMENTAL DATA
												Ratio of net
	Net asset		Net realized								Ratio	investment
	value,		and unrealized	Total from	From net	From		Net asset	Total return	Net assets,	of expenses	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	investment	net realized gain	Total	value, end	at net asset	end of period	to average	to average	turnover
Period ended	of period	income (loss)[a]	on investments	operations	income	on investments	distributions	of period	value (%)[b]	(in thousands)	net assets (%)[c]	net assets (%)	(%)
Class A
February 28, 2019 **	$54.00	.02	(.74)	(.72)	(.03)	(3.09)	(3.12)	$50.16	(.49)*	$1,178,691	.54*	.04*	43*
August 31, 2018	58.35	.18	4.01	4.19	(.32)	(8.22)	(8.54)	54.00	8.56	1,251,883	1.08	.34	49
August 31, 2017	58.56	.28	4.85	5.13	(.26)	(5.08)	(5.34)	58.35	10.29	1,287,146	1.10	.51	53
August 31, 2016	71.32	.21	(4.75)	(4.54)	(.03)	(8.19)	(8.22)	58.56	(7.23)	1,336,219	1.13[d]	.35[d]	16
August 31, 2015	67.02	.12	10.27	10.39	(.31)	(5.78)	(6.09)	71.32	16.29	1,590,624	1.10	.17	20
August 31, 2014	55.14	.28	17.95	18.23	(.22)	(6.13)	(6.35)	67.02	35.30	1,374,677	1.14	.47	22
Class B
February 28, 2019 **	$31.90	(.10)	(.61)	(.71)	—	(3.09)	(3.09)	$28.10	(.85)*	$19,844	.91*	(.33)*	43*
August 31, 2018	37.98	(.14)	2.34	2.20	(.06)	(8.22)	(8.28)	31.90	7.73	22,390	1.83	(.42)	49
August 31, 2017	40.08	(.09)	3.07	2.98	—	(5.08)	(5.08)	37.98	9.48	27,546	1.85	(.24)	53
August 31, 2016	51.75	(.17)	(3.28)	(3.45)	(.03)	(8.19)	(8.22)	40.08	(7.93)	35,044	1.88[d]	(.40)[d]	16
August 31, 2015	50.25	(.31)	7.59	7.28	—	(5.78)	(5.78)	51.75	15.42	40,640	1.85	(.58)	20
August 31, 2014	42.85	(.13)	13.66	13.53	—	(6.13)	(6.13)	50.25	34.28	33,532	1.89	(.28)	22
Class C
February 28, 2019 **	$40.29	(.12)	(.67)	(.79)	—	(3.09)	(3.09)	$36.41	(.87)*	$31,939	.91*	(.33)*	43*
August 31, 2018	45.69	(.16)	2.98	2.82	—	(8.22)	(8.22)	40.29	7.77	34,057	1.83	(.40)	49
August 31, 2017	47.13	(.11)	3.75	3.64	—	(5.08)	(5.08)	45.69	9.46	50,402	1.85	(.24)	53
August 31, 2016	59.40	(.20)	(3.85)	(4.05)	(.03)	(8.19)	(8.22)	47.13	(7.92)	59,280	1.88[d]	(.40)[d]	16
August 31, 2015	56.89	(.34)	8.63	8.29	—	(5.78)	(5.78)	59.40	15.40	72,939	1.85	(.57)	20
August 31, 2014	47.79	(.14)	15.37	15.23	—	(6.13)	(6.13)	56.89	34.30	35,165	1.89	(.27)	22
Class M
February 28, 2019 **	$42.00	(.08)	(.67)	(.75)	—	(3.09)	(3.09)	$38.16	(.74)*	$10,094	.79*	(.21)*	43*
August 31, 2018	47.28	(.07)	3.11	3.04	(.10)	(8.22)	(8.32)	42.00	8.02	11,133	1.58	(.16)	49
August 31, 2017	48.50	.01	3.87	3.88	(.02)	(5.08)	(5.10)	47.28	9.73	11,341	1.60	.01	53
August 31, 2016	60.74	(.08)	(3.94)	(4.02)	(.03)	(8.19)	(8.22)	48.50	(7.67)	12,513	1.63[d]	(.15)[d]	16
August 31, 2015	57.97	(.20)	8.81	8.61	(.06)	(5.78)	(5.84)	60.74	15.68	16,014	1.60	(.33)	20
August 31, 2014	48.48	(.01)	15.63	15.62	—	(6.13)	(6.13)	57.97	34.64	14,205	1.64	(.02)	22
Class R
February 28, 2019 **	$50.40	(.04)	(.71)	(.75)	—	(3.09)	(3.09)	$46.56	(.61)*	$2,180	.66*	(.08)*	43*
August 31, 2018	54.97	.01	3.78	3.79	(.14)	(8.22)	(8.36)	50.40	8.29	2,209	1.33	.01	49
August 31, 2017	55.45	.13	4.56	4.69	(.09)	(5.08)	(5.17)	54.97	10.00	3,400	1.35	.25	53
August 31, 2016	68.12	.06	(4.51)	(4.45)	(.03)	(8.19)	(8.22)	55.45	(7.45)	3,891	1.38[d]	.10[d]	16
August 31, 2015	64.31	(.05)	9.83	9.78	(.19)	(5.78)	(5.97)	68.12	15.99	8,350	1.35	(.07)	20
August 31, 2014	53.16	.13	17.26	17.39	(.11)	(6.13)	(6.24)	64.31	34.98	5,578	1.39	.23	22
Class Y
February 28, 2019 **	$57.97	.09	(.77)	(.68)	(.17)	(3.09)	(3.26)	$54.03	(.36)*	$70,740	.42*	.16*	43*
August 31, 2018	62.02	.34	4.30	4.64	(.47)	(8.22)	(8.69)	57.97	8.82	75,576.83		.60	49
August 31, 2017	61.91	.45	5.16	5.61	(.42)	(5.08)	(5.50)	62.02	10.56	72,352.85		.75	53
August 31, 2016	74.75	.38	(5.00)	(4.62)	(.03)	(8.19)	(8.22)	61.91	(6.98)	54,119	.88[d]	.58[d]	16
August 31, 2015	69.96	.32	10.72	11.04	(.47)	(5.78)	(6.25)	74.75	16.57	74,556.85		.42	20
August 31, 2014	57.30	.46	18.68	19.14	(.35)	(6.13)	(6.48)	69.96	35.64	46,440.89		.74	22

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

24 Global Health Care Fund	Global Health Care Fund 25

Financial highlights cont.

* Not annualized.

** Unaudited.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and brokerage service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d Reflects a voluntary waiver of certain fund expenses in effect during the period. As a result of such waiver, the expenses of each class reflect a reduction of less than .01% as a percentage of average net assets per share for each class (Note 2).

The accompanying notes are an integral part of these financial statements.

Notes to financial statements 2/28/19 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from September 1, 2018 through February 28, 2019.

Putnam Global Health Care Fund (the fund) is a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a non-diversified open-end management investment company. The goal of the fund is to seek capital appreciation. For this non-diversified fund concentrating in the health care industries, the fund invests mainly in common stocks (growth or value stocks or both) of large and midsize companies worldwide that Putnam Management believes have favorable investment potential. Under normal circumstances, the fund invests at least 80% of the fund’s net assets in securities of companies in the health care industries. This policy may be changed only after 60 days’ notice to shareholders. Potential investments include companies that manufacture health care supplies or provide health care-related services, and companies in the research, development, production and marketing of pharmaceuticals and biotechnology products. The fund may purchase stocks of companies with stock prices that reflect a value lower than that which Putnam Management places on the company. Putnam Management may also consider other factors that it believes will cause the stock price to rise. Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments. The fund may also use derivatives, such as futures, options, certain foreign currency transactions, warrants and swap contracts, for both hedging and non-hedging purposes, and may engage in short sales of securities.

The fund offers class A, class B, class C, class M, class R and class Y shares. Purchases of class B shares are closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively. Class A shares generally are not subject to a contingent deferred sales charge, and class M, class R and class Y shares are not subject to a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, are not subject to a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares are subject to a one-year 1.00% contingent deferred sales charge and generally convert to class A shares after approximately ten years. Prior to April 1, 2018, class C shares did not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

26 Global Health Care Fund

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Amended and Restated Agreement and Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

Global Health Care Fund 27

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain. All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Options contracts The fund uses options contracts to hedge against changes in values of securities it owns, owned or expects to own.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange-traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers.

Options on swaps are similar to options on securities except that the premium paid or received is to buy or grant the right to enter into a previously agreed upon interest rate or credit default contract. Forward premium swap option contracts include premiums that have extended settlement dates. The delayed settlement of the

28 Global Health Care Fund

premiums is factored into the daily valuation of the option contracts. In the case of interest rate cap and floor contracts, in return for a premium, ongoing payments between two parties are based on interest rates exceeding a specified rate, in the case of a cap contract, or falling below a specified rate in the case of a floor contract.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, is presented in the fund’s portfolio. Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $2,172,027 on open derivative contracts subject to the Master Agreements. Collateral posted by the fund at period end for these agreements totaled $1,749,267 and may include amounts related to unsettled agreements.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending, net of expenses, is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund received cash collateral of $40,573,947 and the value of securities loaned amounted to $38,867,307.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Global Health Care Fund 29

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to 1.25% plus the higher of (1) the Federal Funds rate and (2) the overnight LIBOR for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but closely approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. The aggregate identified cost on a tax basis is $1,072,030,569, resulting in gross unrealized appreciation and depreciation of $313,536,134 and $28,220,193, respectively, or net unrealized appreciation of $285,315,941.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

For the fiscal year ended August 31, 2018, the fund had undistributed net investment income of $1,349,620.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.780%	of the first $5 billion,	0.580%	of the next $50 billion,
0.730%	of the next $5 billion,	0.560%	of the next $50 billion,
0.680%	of the next $10 billion,	0.550%	of the next $100 billion and
0.630%	of the next $10 billion,	0.545%	of any excess thereafter.

30 Global Health Care Fund

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.308% of the fund’s average net assets.

Putnam Management has contractually agreed, through December 30, 2019, to waive fees and/or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. PAC did not manage any portion of the assets of the fund during the reporting period. If Putnam Management or PIL were to engage the services of PAC, Putnam Management or PIL, as applicable, would pay a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class M, class R, and class Y shares that included (1) a per account fee for each direct and underlying non-defined contribution account (retail account) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services, Inc. has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts.

During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$953,649	Class R	1,753
Class B	16,500	Class Y	57,579
Class C	25,884	Total	$1,063,682
Class M	8,317

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $7,322 under the expense offset arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $940, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning

Global Health Care Fund 31

the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to the following share classes pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to the following amounts (Maximum %) of the average net assets attributable to each class. The Trustees have approved payment by the fund at the following annual rate (Approved %) of the average net assets attributable to each class. During the reporting period, the class-specific expenses related to distribution fees were as follows:

	Maximum %	Approved %	Amount
Class A	0.35%	0.25%	$1,454,149
Class B	1.00%	1.00%	100,564
Class C	1.00%	1.00%	157,709
Class M	1.00%	0.75%	38,015
Class R	1.00%	0.50%	5,338
Total			$1,755,775

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $23,977 and $590 from the sale of class A and class M shares, respectively, and received no monies and $84 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities (Long-term)	$564,163,953	$657,801,071
U.S. government securities (Long-term)	—	—
Total	$564,163,953	$657,801,071

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

32 Global Health Care Fund

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions, including, if applicable, direct exchanges pursuant to share conversions, in capital shares were as follows:

	SIX MONTHS ENDED 2/28/19		YEAR ENDED 8/31/18
Class A	Shares	Amount	Shares	Amount
Shares sold	296,965	$14,575,404	866,772	$44,662,785
Shares issued in connection with
reinvestment of distributions	1,485,854	65,095,271	3,413,252	168,409,877
	1,782,819	79,670,675	4,280,024	213,072,662
Shares repurchased	(1,468,633)	(72,836,559)	(3,156,137)	(166,644,537)
Net increase	314,186	$6,834,116	1,123,887	$46,428,125

	SIX MONTHS ENDED 2/28/19		YEAR ENDED 8/31/18
Class B	Shares	Amount	Shares	Amount
Shares sold	13,559	$367,460	54,109	$1,830,190
Shares issued in connection with
reinvestment of distributions	78,641	1,932,987	184,090	5,393,841
	92,200	2,300,447	238,199	7,224,031
Shares repurchased	(87,793)	(2,543,087)	(261,758)	(8,339,194)
Net increase (decrease)	4,407	$(242,640)	(23,559)	$(1,115,163)

	SIX MONTHS ENDED 2/28/19		YEAR ENDED 8/31/18
Class C	Shares	Amount	Shares	Amount
Shares sold	39,466	$1,450,151	93,273	$3,741,727
Shares issued in connection with
reinvestment of distributions	77,825	2,478,720	221,489	8,195,086
	117,291	3,928,871	314,762	11,936,813
Shares repurchased	(85,513)	(3,149,812)	(572,415)	(22,231,585)
Net increase (decrease)	31,778	$779,059	(257,653)	$(10,294,772)

	SIX MONTHS ENDED 2/28/19		YEAR ENDED 8/31/18
Class M	Shares	Amount	Shares	Amount
Shares sold	4,964	$186,106	16,223	$685,796
Shares issued in connection with
reinvestment of distributions	22,319	744,771	48,005	1,848,680
	27,283	930,877	64,228	2,534,476
Shares repurchased	(27,847)	(1,080,878)	(39,040)	(1,652,140)
Net increase (decrease)	(564)	$(150,001)	25,188	$882,336

Global Health Care Fund 33

	SIX MONTHS ENDED 2/28/19		YEAR ENDED 8/31/18
Class R	Shares	Amount	Shares	Amount
Shares sold	5,167	$238,697	12,849	$653,524
Shares issued in connection with
reinvestment of distributions	3,023	123,016	8,179	377,285
	8,190	361,713	21,028	1,030,809
Shares repurchased	(5,196)	(240,047)	(39,040)	(1,994,072)
Net increase (decrease)	2,994	$121,666	(18,012)	$(963,263)

	SIX MONTHS ENDED 2/28/19		YEAR ENDED 8/31/18
Class Y	Shares	Amount	Shares	Amount
Shares sold	134,105	$7,220,942	418,346	$23,827,823
Shares issued in connection with
reinvestment of distributions	84,786	4,000,217	170,281	9,004,440
	218,891	11,221,159	588,627	32,832,263
Shares repurchased	(213,297)	(11,390,399)	(451,651)	(25,339,336)
Net increase (decrease)	5,594	$(169,240)	136,976	$7,492,927

Note 5: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

					Shares
					outstanding
					and fair
	Fair value as	Purchase	Sale	Investment	value as
Name of affiliate	of 8/31/18	cost	proceeds	income	of 2/28/19
Short-term investments
Putnam Cash Collateral
Pool, LLC*	$50,258,847	$145,213,339	$154,898,239	$643,765	$40,573,947
Putnam Short Term
Investment Fund**	15,737,015	191,155,245	170,381,568	226,702	36,510,692
Total Short-term
investments	$65,995,862	$336,368,584	$325,279,807	$870,467	$77,084,639

* No management fees are charged to Putnam Cash Collateral Pool, LLC (Note 1). Investment income shown is included in securities lending income on the Statement of operations. There were no realized or unrealized gains or losses during the period.

** Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. The fund concentrates a majority of its investments in the health care sector, which involves more risk than a fund that invests more broadly.

34 Global Health Care Fund

Note 7: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Purchased equity option contracts (contract amount)	$—*
Written equity option contracts (contract amount)	$—*
Forward currency contracts (contract amount)	$138,100,000
Warrants (number of warrants)	97,000

* For the reporting period there were no holdings at the end of each fiscal quarter and the transactions were considered minimal.

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period
	ASSET DERIVATIVES		LIABILITY DERIVATIVES
Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value
Foreign exchange
contracts	Receivables	$199,086	Payables	$2,244,751
Equity contracts	Investments	91,225	Payables	—
Total		$290,311		$2,244,751

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments
Derivatives not accounted for as hedging		Forward currency
instruments under ASC 815	Options	contracts	Total
Foreign exchange contracts	$—	$(2,293,573)	$(2,293,573)
Equity contracts	73,911	—	$73,911
Total	$73,911	$(2,293,573)	$(2,219,662)

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss)
on investments
Derivatives not accounted for as hedging		Forward currency
instruments under ASC 815	Warrants	contracts	Total
Foreign exchange contracts	$—	$(1,461,734)	$(1,461,734)
Equity contracts	(13,866)	—	$(13,866)
Total	$(13,866)	$(1,461,734)	$(1,475,600)

Global Health Care Fund 35

Note 8: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of America N.A.	Barclays Bank PLC	Citibank, N.A.	Credit Suisse International	Goldman Sachs International	JPMorgan Chase Bank N.A.	State Street Bank and Trust Co.	Total
Assets:
Forward currency
contracts #	$—	$—	$36,885	$—	$—	$133,553	$28,648	$199,086
Total Assets	$—	$—	$36,885	$—	$—	$133,553	$28,648	$199,086
Liabilities:
Forward currency
contracts #	243,945	315,278	4,489	343,798	1,269,006	68,235	—	2,244,751
Total Liabilities	$243,945	$315,278	$4,489	$343,798	$1,269,006	$68,235	$—	$2,244,751
Total Financial
and Derivative
Net Assets	$(243,945)	$(315,278)	$32,396	$(343,798)	$(1,269,006)	$65,318	$28,648	$(2,045,665)
Total collateral
received
(pledged)†##†	$(243,945)	$(301,096)	$—	$(251,714)	$(944,870)	$—	$—
Net amount	$—	$(14,182)	$32,396	$(92,084)	$(324,136)	$65,318	$28,648
Controlled collateral
received (including
TBA commitments)**	$—	$—	$—	$—	$—	$220,000	$—	$220,000
Uncontrolled
collateral received	$—	$—	$—	$—	$—	$—	$—	$—
Collateral (pledged)
(including TBA
commitments)**	$(251,587)	$(301,096)	$—	$(251,714)	$(944,870)	$—	$—	$(1,749,267)

** Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

36 Global Health Care Fund

Fund information

Founded over 80 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage funds across income, value, blend, growth, sustainable, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Michael J. Higgins
Putnam Investment	Kenneth R. Leibler, Chair	Vice President, Treasurer,
Management, LLC	Liaquat Ahamed	and Clerk
100 Federal Street	Ravi Akhoury
Boston, MA 02110	Barbara M. Baumann	Janet C. Smith
	Katinka Domotorffy	Vice President,
Investment Sub-Advisors	Catharine Bond Hill	Principal Financial Officer,
Putnam Investments Limited	Paul L. Joskow	Principal Accounting Officer,
16 St James’s Street	Robert E. Patterson	and Assistant Treasurer
London, England SW1A 1ER	George Putnam, III
	Robert L. Reynolds	Susan G. Malloy
The Putnam Advisory Company, LLC	Manoj P. Singh	Vice President and
100 Federal Street		Assistant Treasurer
Boston, MA 02110	Officers
	Robert L. Reynolds	Mark C. Trenchard
Marketing Services	President	Vice President and
Putnam Retail Management		BSA Compliance Officer
100 Federal Street	Jonathan S. Horwitz
Boston, MA 02110	Executive Vice President,	Nancy E. Florek
	Principal Executive Officer,	Vice President, Director of
Custodian	and Compliance Liaison	Proxy Voting and Corporate
State Street Bank		Governance, Assistant Clerk,
and Trust Company	Robert T. Burns	and Assistant Treasurer
Vice President and
Legal Counsel	Chief Legal Officer	Denere P. Poulack
Ropes & Gray LLP		Assistant Vice President, Assistant
	James F. Clark	Clerk, and Assistant Treasurer
Vice President and
Chief Compliance Officer

This report is for the information of shareholders of Putnam Global Health Care Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam INVESTMENTS

100 Federal Street
Boston, MA 02110

1-800-225-1581
putnam.com

Electronic service requested

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

HOW WOULD YOU LIKE TO RECEIVE REPORTS LIKE THIS?

Go green with paperless delivery

1. Log in to your account at putnam.com
2. Under account preferences, select "mailing and paperless options"

Continue with paper reports by mail

Call Putnam at 1-800-225-1581.

SA008 315944 4/19

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Disclosures of Securities Lending Activities for Closed-End Investment Companies:

Not Applicable

Item 13. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Global Health Care Fund

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: April 26, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: April 26, 2019

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: April 26, 2019